EATON VANCE VT FLOATING-RATE INCOME FUND

Supplement to Summary Prospectus dated May 1, 2025

as may be supplemented and/or revised from time to time

The following change is effective immediately:

The following replaces “Portfolio Managers” under “Management”:

Portfolio Managers

Peter Campo, CFA, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since June 12, 2025.

Michael J. Turgel, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since May 1, 2019.

June 12, 2025	48628-00 6.12.25